SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 10, 2004



                         Watts Water Technologies, Inc.
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               (Exact name of registrant as specified in charter)


         Delaware                    1-11499                  04-2916536
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  (State or other juris-           (Commission               (IRS Employer
 diction of incorporation          File Number)           Identification No.)


 815 Chestnut Street, North Andover, MA                   01845
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(Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (978) 688-1811



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         (Former name or former address, if changed since last report)
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Item 7. Exhibits

(c) Exhibits. The following exhibits are being furnished herewith:

Exhibits No.          Title
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    99.1              Press release dated February 10, 2004

Item 12. Results of Operations and Financial Condition

      On February 10, 2004, Watts Water Technologies, Inc. announced its financial results for the year and quarter ended December 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2004                   WATTS WATER TECHNOLOGIES, INC.


                                          By: /s/ William C. McCartney
                                              ----------------------------------
                                              William C. McCartney
                                              Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit No.                     Description
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99.1                            Press release dated February 10, 2004